UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2012 (May 31, 2012)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

As previously reported on a Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2012 (the “Prior 8-K”), Protective Life Corporation, a Delaware corporation (“Protective”), entered into a purchase agreement dated May 15, 2012 (the “Purchase Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), for the issuance and sale by Protective of $250 million in aggregate principal amount of Protective’s 6.25% Subordinated Debentures due 2042 (the “Debentures”).  The closing of the issuance and sale by Protective of $250 million in aggregate principal amount of the Debentures occurred on May 18, 2012.

Pursuant to the Purchase Agreement, Protective also granted the Underwriters the right to purchase an additional $37.5 million in aggregate principal amount of the Debentures (the “Additional Debentures”) within 30 days of May 15, 2012 to cover overallotments, if any.  On May 30, 2012, the Underwriters exercised the overallotment option in full, and, on May 31, 2012, Protective issued the Additional Debentures to the Underwriters and closed the overallotment option.

The Additional Debentures were offered and sold pursuant to Protective’s shelf registration statement on Form S-3 (File No. 333-175224), which became effective upon filing with the SEC on June 29, 2011, and a related Prospectus Supplement dated May 15, 2012, which was filed with the SEC on May 16, 2012.  The Additional Debentures were issued under a Subordinated Indenture dated June 1, 1994 (the “Base Indenture”) between Protective and The Bank of New York Mellon Trust Company, N.A., as successor trustee, as supplemented by Supplemental Indenture No. 9, dated as of May 18, 2012 (“Supplemental Indenture No. 9”).

The information set forth in Item 1.01 of the Prior 8-K, together with copies of the Base Indenture, Supplemental Indenture No. 9 and the form of the Debenture, are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

The documents filed herewith are incorporated by reference into Protective’s Registration Statement on Form S-3, File Number 333-175224.

Exhibit No.	Description

4.1

Subordinated Indenture dated June 1, 1994 between Protective and AmSouth Bank, N.A., as trustee (incorporated by reference to Exhibit 4(h) to Protective’s Current Report on Form 8-K filed with the SEC on June 17, 1994).

4.2

Supplemental Indenture No. 9, dated as of May 18, 2012, between Protective and The Bank of New York Mellon Trust Company, N.A., as trustee, supplementing the Subordinated Indenture dated June 1, 1994 (incorporated by reference to Exhibit 4.2 to Protective’s Current Report on Form 8-K/A filed with the SEC on May 22, 2012).

4.3	Form of 6.25% Subordinated Debenture due 2042 (included in Exhibit 4.2).

5.1	Opinion of Nancy Kane, Esq.

8.1	Opinion of Maynard, Cooper & Gale, P.C.

23.1	Consent of Nancy Kane, Esq. (included in Exhibit 5.1).

23.2	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE LIFE CORPORATION

/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller and Chief Accounting Officer

Dated:              May 31, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

4.1

Subordinated Indenture dated June 1, 1994 between Protective and AmSouth Bank, N.A., as trustee (incorporated by reference to Exhibit 4(h) to Protective’s Current Report on Form 8-K filed with the SEC on June 17, 1994).

4.2

Supplemental Indenture No. 9, dated as of May 18, 2012, between Protective and The Bank of New York Mellon Trust Company, N.A., as trustee, supplementing the Subordinated Indenture dated June 1, 1994 (incorporated by reference to Exhibit 4.2 to Protective’s Current Report on Form 8-K/A filed with the SEC on May 22, 2012).

4.3	Form of 6.25% Subordinated Debenture due 2042 (included in Exhibit 4.2).

5.1	Opinion of Nancy Kane, Esq.

8.1	Opinion of Maynard, Cooper & Gale, P.C.

23.1	Consent of Nancy Kane, Esq. (included in Exhibit 5.1).

23.2	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 8.1).